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                                                                     EXIBIT 10.2

                             REGISTRATION AGREEMENT


                  THIS AGREEMENT is made as of November 3, 1998, among CRITICARE SYSTEMS, INC., a Delaware corporation (the "Company"), and TeleMed Technologies International, Inc. (the "Investor").

                                     RECITAL

                  The Investor is party to an Assignment Agreement of even date herewith (the "Assignment Agreement") with the Company. In order to induce Investor to enter into the Assignment Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

                                   AGREEMENTS

                  The parties hereto agree as follows:

                  1.       Demand Registrations.

                           (a)      Request for Registration.  Subject to the
terms and conditions of this Agreement, the holders of a majority of the Registrable Securities may request registration under the Securities Act of all or a majority of the Registrable Securities (a "Demand Registration") by delivering a written notice to the Company if such registration may be made on Form S-2 or S-3 or any similar short-form registration statement. A Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.

                           (b)      Number of Demand Registrations.  The holders
of Registrable Securities shall be entitled to request one Demand Registration during the first 11 months after the date of this Agreement. A registration shall not count as the one permitted Demand Registration until it has become effective.

                           (c)      Priority on Demand Registration.  The
Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of Investor. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the
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number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to Investor, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

                           (d)      Restrictions on Demand Registration.  The
Company shall not be obligated to effect any Demand Registration within 90 days after the effective date of any previous "Piggyback Registration" pursuant to
Section 2 below. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the one permitted Demand Registration hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any 12-month period.

                           (e)      Selection of Underwriters.  The holders of a
majority of the Registrable Securities included in the Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

                           (f)      Other Registration Rights.  Except as
provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, during the 12 months following the date of this Agreement, unless the Registrable Securities owned by Investor have been registered or unless Company receives the prior written consent of Investor.

                  2.       Piggyback Registrations.

                           (a)      Right to Piggyback.  During the 12 months
following the date of this Agreement, whenever the Company proposes to register any of its

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securities under the Securities Act (other than pursuant to a Demand
Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice (subject to paragraphs 2(c) and (d) below).

                           (b)      Piggyback Expenses.  The Registration
Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations as provided in paragraph 5.

                           (c)      Priority on Primary Registrations.  If a
Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, the Registrable Securities requested to be included in such registration, and (iii) third, other securities requested to be included in such registration.

                           (d)      Priority on Secondary Registrations.  If a
Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, and
(iii) third, other securities requested to be included in such registration.

                           (e)      Selection of Underwriters. The Company will
have the right to select the investment banker(s) and manager(s) to administer any offering pursuant to a Piggyback Registration.

                           (f)      Other Registrations.  If the Company has
previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities

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convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

                  3.       Holdback Agreements.

                           (a)      Each holder of Registrable Securities shall
not effect any public sale or distribution (including sales pursuant to Rule
144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                           (b)      The Company shall not effect any public sale
or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

                  4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                           (a)      prepare and file with the Securities and
Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Investor copies of all such documents proposed to be filed);

                           (b)      notify each holder of Registrable Securities
of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as

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may be necessary to keep such registration statement effective for a period of not less than 180 days or until the earlier sale of the Registrable Securities registered thereunder and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                           (c)      furnish to each seller of Registrable
Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (d)      use its reasonable best efforts to register
or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdiction of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                           (e)      notify each seller of such Registrable
Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                           (f)      enter into such customary agreements
(including underwriting agreements in customary form) and take all such other actions as the Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (g)      make available for inspection by any seller,
any underwriter participating in any disposition pursuant to such registration statement

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and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                           (h)      otherwise use its reasonable best efforts to
comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provision of section 11(a) of the Securities Act and Rule 158 thereunder;

                           (i)      in the event of the issuance of any stop
order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock including in such registration statement for sale in any jurisdiction, the Company shall use its reasonable efforts promptly to obtain the withdrawal of such order;

                           (j)      use its reasonable best efforts to cause
such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

                  5.       Registration Expenses.

                           (a)      All expenses incident to the Company's
performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which

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similar securities issued by the Company are then listed or on the NASD automated quotation system.

                           (b)      In connection with each Demand Registration
and each Piggyback Registration, each holder of Registrable Securities shall be solely responsible for (i) its pro rata share of the fees and disbursements of any legal counsel retained by the holders of Registrable Securities, and (ii) underwriting discounts and commissions.

                  6.       Indemnification.

                           (a)      The Company agrees to indemnify, to the
extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to indemnification of the holders of Registrable Securities.

                           (b)      In connection with any registration
statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint

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and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                           (c)      Any Person entitled to indemnification
hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and other of such indemnified parties with respect to such claim.

                           (d) The indemnification provided for under this
Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                  7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  8.       Definitions.

                           "Holder of Registrable Securities" means any of the
Investor and any permitted transferee of any of the Registrable Securities.

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                           "Investor" means TeleMed Technologies International,
Inc.

                           "Person" means any corporation, association, joint
venture, partnership, limited liability company, trust, business, individual, government or political subdivision thereof, or any governmental agency.

                           "Registrable Securities" means (i) any Common Stock
issued to the Investor pursuant to the Assignment Agreement and (ii) any equity securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the first to occur of the following: (x) they have been sold to the public pursuant to a registration or pursuant to Rule 144 under the Securities Act (or any similar rule then in effect), (y) they have been exchanged, substituted or replaced by securities which have been registered under the Securities Act or (z) they have become eligible for sale pursuant to Rule 144(k) under the Securities Act (or any similar rule then in effect).

                           "Securities Act" means the Securities Act of 1933, as
amended.

                  9.       Miscellaneous.

                           (a)      No Inconsistent Agreements.  The Company
shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                           (b)      Remedies. Any Person having rights under any
provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                           (c)      Amendments and Waivers.  Except as otherwise
provided herein, the provisions of this Agreement may be amended or waived only

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upon the prior written consent of the Company, the holders of a majority of the
Registrable Securities.

                           (d)      Successors and Assigns.  All covenants and
agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                           (e)      Severability.  Whenever possible, each
provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                           (f)      Counterparts.  This Agreement may be
executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                           (g)      Descriptive Headings.  The descriptive
headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                           (h)      Governing Law.  Issues and questions
concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Wisconsin, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Wisconsin or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Wisconsin.

                           (i)      Notices. All notices, demands or other
communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the addresses indicated below:

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                                    To the Investor:

                                    Telemed Technologies International, Inc.
                                    503 Braddock Avenue
                                    Turtleneck, PA 15145

                                    with copies to:

                                    Doepken, Keevican & Weiss
                                    58th Floor, USX Tower
                                    600 Grant Street
                                    Pittsburgh, PA 15219-2703

                                    to the Company:

                                    Criticare Systems, Inc.
                                    20925 Crossroads Circle
                                    Waukesha, WI 53186
                                    Attn: President

                                    with copies to:

                                    Robert E. Bellin, Esq.
                                    Reinhart, Boerner, Van Deuren
                                    Norris & Rieselbach, s.c.
                                    1000 North Water Street
                                    Suite 2100
                                    Milwaukee, WI 53202

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     CRITICARE SYSTEMS, INC.

                                     BY /s/ Gerhard von der Ruhr
                                        ----------------------------------------
                                        Gerhard von der Ruhr, President


                                     TELEMED TECHNOLOGIES INTERNATIONAL, INC.

                                     BY /s/ Lee B. Ehrlichman
                                        ----------------------------------------
                                        Its
                                            ------------------------------------




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